Exhibit 10.18

SERA PROGNOSTICS, INC.
EMPLOYMENT AGREEMENT – AMENDMENT
This Amendment (this “Amendment”) is effective for all purposes as of October 29, 2021 (the “Amendment Effective Date”) to amend the Employment Agreement (the “Agreement”) by and between Sera Prognostics, Inc., a Delaware corporation (the “Company”), and Michael Foley, MD (the “Employee”).
1.The opening paragraph of the Agreement is hereby deleted and replaced by the following paragraph:
This Employment Agreement (this “Agreement”) is effective for all purposes as of December 30, 2021 (the “Effective Date”), by and between Sera Prognostics, Inc., a Delaware corporation (the “Company”), and Michael Foley, MD (the “Employee”).
2.All other terms of the Agreement are unaffected by this Amendment and shall remain in full force and effect.
THE COMPANY:
SERA PROGNOSTICS, INC.

By: /s/ Gregory C. Critchfield, M.D.
Name:    Gregory C. Critchfield, M.D.
Title:     Chairman, President, and CEO

THE EMPLOYEE:

/s/ Michael Foley, MD
Name:    Michael Foley, MD
Title:    Chief Medical Officer
2749 East Parleys Way - Suite 200 | Salt Lake City, Utah 84109 | Phone 801.990.0520 | Fax 801.990.0640